UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2012

                           Island Radio, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-169397 (Commission File Number)	27-3042462 (I.R.S. Employer Identification Number)

Block 5, Room 2503 Wanda Square

No.93 Jianguo Road

Chaoyang District

Beijing, China 100022

 (Address of principal executive offices and zip code)

Phone: +86 13909840703

 (Registrant’s telephone number, including area code)

Copy of Communications To:

Bernard & Yam, LLP

Attn: Bin Zhou, Esq.

401 Broadway, Suite 1708

New York, NY 10013

Phone: 212-219-7783

Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 2, 2012, the board of directors of Island Radio, Inc (“Company”) adopted a resolution to change the name of the Company to China Herb Group Holdings Corporation. The Company will file an Amendment of Articles of Incorporation with the State of Nevada to change the name. The stockholders who hold majority voting rights of the Company have consented to the name change and the related Amendment of Articles of Incorporation.

After the filing of the Amendment of Articles of Incorporation with Nevada, we will apply for FINRA’s approval on the proposed name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Island Radio, Inc.

By:

/s/ Chin Yung Kong

Chin Yung Kong

President, Director, CEO

Date:

July 06, 2012